Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT of 2002

In connection with the Amendment No. 1 to the Annual Report of Yangtze River Port and Logistics Limited (the “Company”) on the Form 10-K for the period ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), Xiangyao Liu, Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

1.	The Amendment No. 1 to the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Amendment No. 1 to the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Xiangyao Liu
Xiangyao Liu
Principal Executive Officer

Dated: April 24, 2018